UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 9, 2015

DILIGENT CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	000-53205	26-1189601
(State or other jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

1385 Broadway, 19th Floor

New York, NY 10018

(Address of principal executive offices)

(212) 741-8181

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2015, at approximately 9:30 am, New Zealand Time, Diligent Corporation (the “Company”) conducted a conference call to review the Company’s financial results its fiscal quarter ended September 30, 2015.  The transcript of the conference call is furnished herewith as Exhibit 99.1.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Transcript of Diligent Corporation Third Quarter 2015 Results Conference Call held on November 10, 2015, New Zealand Time

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2015	DILIGENT CORPORATION

	By:	/s/ Michael Stanton
Michael Stanton
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Diligent Corporation Third Quarter 2015 Results Conference Call held on November 10, 2015, New Zealand Time